EXHIBIT 10.1
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                        Mutual Understanding and Releases
                    Between W. James Lane and Indiginet, Inc.
                                    12/31/02



     Whereas, W. James Lane, employee of SBSI/Cyberspeedway, a wholly owned subsidiary on Indiginet, Inc. is willing to release Indiginet, Inc. (Company) from all legal and contractual obligations due to Mr. Lane from the Company in exchange for an agreement from the Company that Mr. Lane take title to certain Company assets.

     Mr. Lane, subject to the signed agreement below of Mr. Jonathan Miller & Jeffrey Black, agrees to release each of them, individually and the Company from; all future obligations under his employment contract with the Company, the total of the accrued payroll ($9,549.38) due & unpaid to Mr. Lane, loans ($3,250.00) due to Mr. Lane and any other legal or contractual obligation associated with this business relationship.

     In exchange for Mr. Lane's signed agreement below, the Company, Mr. Black and Mr. Miller agrees to allow Mr. Lane to assume ownership and title to certain assets (MV$10,888.62), as noted on the attached worksheet, and the Cyberspeedway name. Further, the Company, Mr. Black and Mr. Miller release Mr. Lane from any other legal or contractual obligation associated with this business relationship.

     The signatures below confirm the understanding and agreement of the provisions of this Mutual Understanding and Release.



/s/ W. James Lane          1/3/2003        /s/ Jeffrey Black          1/3/2003
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W. James Lane              Date            Jeffrey Black,                Date
                                           Indiginet, Inc.


                                           /s/ Jeffrey Black          1/3/2003
                                           -------------------------  ----------
                                           Jeffrey Black, Individual     Date


                                           /s/ Jonathan Miller        1/3/2003
                                           -------------------------  ----------
                                           Jonathan Miller, Individual   Date